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                                                              Exhibit No. 10

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Global Equity Fund dated December 17, 1999, in this Registration Statement (Form N-1A No. 33-39659) of PaineWebber Investment Trust.

                                             /s/ Ernst & Young LLP

                                             ERNST & YOUNG LLP

New York, New York
February 25, 2000